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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 15, 2001




                            CENTURY BANCSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                            0-16234                        52-1489098
(State or Other Jurisdiction of       (Commission File Number)              (IRS Employer
       Incorporation)                                                     Identification No.)





1275 PENNSYLVANIA AVENUE, N.W., WASHINGTON, DC                                 20004
  (Address of Principal Executive Offices)                                    (Zip Code)



       Registrant's telephone number, including area code: (202) 496-4100


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 15, 2001, Century Bancshares, Inc. (the "Company" or "Century") completed its previously announced merger (the "Merger") whereby GrandBanc, Inc. ("GrandBanc") was merged into CBI Holdings Corporation, a subsidiary of the Company ("CBI Holdings"), and became a wholly-owned subsidiary of the Company. GrandBanc is the parent holding company of GrandBank, a Maryland chartered commercial bank headquartered in Rockville, Maryland, with two branches in Bethesda, Maryland, one in Germantown, Maryland, and one in Old Town Alexandria, Virginia. The merger was structured as a reorganization for federal income tax purposes, and will be accounted for as a "pooling of interests."

         As a result of the merger, GrandBanc stockholders will receive 0.3318 shares of Century common stock for each share of GrandBanc common stock, plus cash instead of any fractional shares. The exchange ratio was determined through arm's length negotiations between the parties, with the assistance of their respective financial advisors.

         The Agreement and Plan of Merger (the "Agreement") by and among GrandBanc, Century and CBI Holdings contains certain representations, warranties, covenants and conditions. Pursuant to the Agreement, Century increased from seven to nine the number of positions on the Board of Directors and Messrs. Melvyn J. Estrin and Abbey J. Butler, who previously served as directors of GrandBanc (the "GrandBanc Nominees"), have been elected to fill the positions so created. Century has agreed to include Messrs. Estrin and Butler (and their successors and replacements named in accordance with the procedure set forth in the Agreement) in its recommended slate of nominees for election to Century's Board of Directors at the annual meetings of stockholders held during the three year period following the effective date of the merger (the "Subject Period"). During the Subject Period, Century has also agreed that the GrandBanc Nominees shall constitute not less than two-ninths of the total members of Century's Board of Directors.

         Also in connection with the Merger, Century added an additional position to its Board of Directors and elected Marvin Fabrikant, a director of Century National Bank, Century's wholly-owned banking subsidiary ("CNB"), to fill the position so created. As a result, Century's Board of Directors has now been expanded to ten positions.

         Pursuant to the Agreement, Century has increased from eleven to fifteen the number of positions on the Board of Directors of Century National Bank, Century's wholly-owned banking subsidiary, and has elected Messrs. Estrin and Butler, and Mr. Avis Y. Pointer and Ms. Joan H. Schonholtz, former directors of GrandBanc, to fill the positions so created. Century has agreed to cause Messrs. Estrin, Butler and Pointer, and Ms. Schonholtz (and their respective successors and replacements named in accordance with the procedure set forth in the Agreement) (collectively, the "CNB Nominees") to be elected to the Board of Directors of CNB during the Subject Period. During the Subject Period, Century has agreed that the CNB Nominees shall constitute not less than two-ninths of the total members of CNB's Board of Directors.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a)  Financial Statements of GrandBanc.

              The following financial statements of GrandBanc are incorporated by reference to pages F-38 through F-71 of the joint proxy statement/prospectus forming a part of the Registration Statement of Century Bancshares, Inc. on Form S-4 (Commission File No. 333-51784).

         -    Independent Auditors' Report

         -    Consolidated Balance Sheets as of December 31, 1999 and 1998

         - Consolidated Statements of Operations for Years Ended December 31, 1999, 1998 and 1997

         - Consolidated Statements of Changes in Stockholders' Equity for Years Ended December 31, 1999, 1998 and 1997

         - Consolidated Statements of Cash Flows for Years Ended December 31, 1999, 1998 and 1997

         - Notes to Consolidated Financial Statements for Years Ended December 31, 1999, 1998 and 1997

         - Consolidated Balance Sheets as of September 30, 2000 and December 31, 1999

         - Consolidated Statements of Income for Three and Nine Months Ended September 30, 2000 and 1999

         - Consolidated Statements of Shareholders' Equity for Year Ended December 31, 1998 and 1999 and Nine Months Ended September 30, 2000 and 1999

         - Consolidated Statements of Cash Flows for Nine Months Ended September 30, 2000 and 1999

         -    Notes to Condensed Consolidated Financial Statements (unaudited)


              (b)  Pro Forma Financial Statements of Century.

              The following Unaudited Pro Forma Condensed Combined Financial Statements of Century are incorporated by reference to pages 41 through 48 of the joint proxy statement/prospectus forming a part of the Registration Statement of Century Bancshares, Inc. on Form S-4 (Commission File No. 333-51784)).

         - Pro Forma Condensed Combined Balance Sheets (Unaudited) September 30, 2000

         - Pro Forma Condensed Combined Statement of Operations (Unaudited) Nine Months Ended September 30, 2000

         - Pro Forma Condensed Combined Statements of Operations (Unaudited) Nine Months Ended September 30, 1999

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         -    Pro Forma Condensed Combined Statements of Operations (Unaudited)
              Year Ended December 31, 1999

         - Pro Forma Condensed Combined Statements of Operations (Unaudited) Year Ended December 31, 1998

         - Pro Forma Condensed Combined Statements of Operations (Unaudited) Year Ended December 31, 1997

         -    Notes to Unaudited Pro Forma Condensed Combined Financial
              Information


              (c)  Exhibits.

         2.1 Agreement and Plan of Merger, dated October 11, 2000, by and among GrandBanc, Inc., Century Bancshares, Inc. and CBI Holdings Corporation (incorporated by reference to Annex A to the joint proxy statement/prospectus forming a part of the Registration Statement of Century Bancshares, Inc. on Form S-4 (Commission File No. 333-51784)).

         23.1 Consent of Stegman & Company, independent auditors for GrandBanc.





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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CENTURY BANCSHARES, INC.


Dated:  March 16, 2001                 By: /s/ JOSEPH S. BRACEWELL
                                          --------------------------
                                               Joseph S. Bracewell
                                               President



                                      -5-
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                                  EXHIBIT INDEX


         2.1 Agreement and Plan of Merger, dated October 11, 2000, by and among GrandBanc, Inc., Century Bancshares, Inc. and CBI Holdings Corporation (incorporated by reference to Annex A of the joint proxy statement/prospectus forming a part of the Registration Statement of Century Bancshares, Inc. on Form S-4 (Commission File No. 333-51784).

         23.1 Consent of Stegman & Company, independent auditors of GrandBanc.